                                 April 1, 2000

                                                                   Exhibit 10.35


PERSONAL AND CONFIDENTIAL
-------------------------
Mr. Joseph A. Barr
738 Mallard Drive
Palatine, IL   60007

Dear Joe:

         This is to confirm that, in consideration of your outstanding efforts on behalf of Web Street, and in line with your promotion to President of the Company, the Company has, with the approval of the Board of Directors, modified your existing Executive Employment Agreement, dated as of October 1, 1999, as follows:

         Your title, as set forth in Paragraph 1of the Agreement, is changed to President/CFO; and

         The severance multiplier, pertaining to a "change in control", set forth in Paragraph 7(b)(i) of the Agreement is increased 1.75 to 2.0.

         In all other respects your Employment Agreement remains intact, unrevised and in full force and effect. If the foregoing accurately reflects your understanding and agreement, please sign and return a copy of this letter to my attention. Thank you.

                                                     Very truly yours,


                                                     /s/ Joseph Fox

                                                     Joseph Fox
                                                     Co-CEO/Co-Chairman

ACKNOWLEDGED AND AGREED:



         /s/ Joseph A. Barr

                               January 11, 2001


PERSONAL AND CONFIDENTIAL
-------------------------
Mr. Joseph A. Barr
738 Mallard Drive
Palatine, IL 60007

Dear Joe:

         This is to confirm that, in consideration of your outstanding efforts on behalf of Web Street, and in line with your promotion to President of the Company, the Company has, with the approval of the Board of Directors, modified your existing Executive Employment Agreement, dated as of October 1, 1999, to provide, in Paragraph 4(a) of the Agreement, that your base salary will be $250,000 per year, effective January 1, 2001.

         In all other respects your Employment Agreement remains intact, unrevised and in full force and effect. If the foregoing accurately reflects your understanding and agreement, please sign and return a copy of this letter to my attention. Thank you.

                                         Very truly yours,


                                         /s/ Joseph Fox

                                         Joseph Fox
                                         Co-CEO/Co-Chairman


ACKNOWLEDGED AND AGREED:


         /s/ Joseph A. Barr